Description of the Plan	12 Months Ended
Dec. 31, 2025
EBP 007
EBP, Description of Plan [Line Items]
Description of the Plan

1. Description of the Plan

The following description of The Clorox Company Employee Retirement Investment Plan for Puerto Rico (“the Plan”) provides only general information. Participants should refer to the Plan document for a more complete description of the Plan’s provisions.

General

The Plan is a defined contribution plan covering most salaried and hourly production employees of Clorox Manufacturing Company of Puerto Rico, Inc. (the “Company”) (previously, The Clorox Company of Puerto Rico) and those affiliates of the Company that adopt the Plan for the benefit of their Puerto Rico resident employees (the “Companies”), except for (i) leased employees and (ii) non-resident aliens with no Puerto Rico source of income, unless such coverage is specified in the written agreement. Participants are eligible to participate on the first day of employment following completion of one hour of service with the Companies. The Plan is subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The Employee Benefits Committee (the “Committee”) administers the Plan. Banco Popular de Puerto Rico serves as the Plan’s trustee. Vanguard Group, Inc. (“Vanguard”) serves as the Plan’s record-keeper and custodian.

The Companies maintain a non-leveraged employee stock ownership plan (the “ESOP”). The ESOP is maintained as part of the Plan and is designed to invest primarily in the Company’s common stock. If elected, the participants can choose to (i) reinvest the dividends or (ii) receive the dividends in cash. No participant shall be permitted to direct more than 5% of the contributions to be made to the Plan on his or her behalf in the ESOP fund; and no participant shall be permitted to effect a transfer or exchange from another investment fund into the ESOP fund if the portion of the participant’s account invested in the ESOP fund would exceed 5% of his or her account balance immediately after such transfer or exchange. From January 1, 2007 up to December 31, 2012 the limit was 10%. Prior to January 1, 2007 no limit was implemented; as such, there are certain participants whose investment in the ESOP fund exceeds 10% of their total account balance.

Contributions

Participants may contribute up to 20% of their covered compensation, up to 10% on a pre-tax and after-tax basis, respectively, as defined in the Plan. Generally, covered/eligible compensation consists of regular pay plus most bonuses, overtime and vacation pay.

Pre-tax contributions are subject to a $15,000 limit specified under the Puerto Rico Internal Revenue Code of 2011, as amended, (the “Code”).

Newly eligible participants who do not make a salary deferral contribution election, or fail to elect to decline a deferral contribution, are automatically enrolled in the Plan at a 6% contribution rate.

Employees receive a dollar for dollar employer matching contribution up to a maximum of 4% of eligible compensation. Participants need to have completed one year of service to receive the match. Matching contributions are funded each pay period.

Eligible participants also receive a non-elective employer contribution.  Participants must have completed one year of service and be an active employee at the end of the Plan year to be able to receive the non-elective employer contribution. The non-elective employer contribution is equal to 6% of eligible compensation during the plan year. The non-elective employer contribution is funded during the quarter subsequent to the Plan year end. See “Vesting” section for more information.

Participants may also rollover amounts representing distributions from other qualified defined benefit or defined contribution plans.

Investment Options

Participants direct investment of their contributions and the Companies’ contributions into the various investment options offered by the Plan. The Plan offers investments in The Clorox Company’s common stock, mutual funds, common collective trust funds and a money market fund.

Participant Accounts

Each participant’s account is credited with the participant’s contribution and an allocation of: (a) Company contributions and (b) Plan earnings. Allocations are based on participant’s eligible compensation for the employer match and employer non-elective contributions and investment balance for investment earnings. At the discretion of the Committee, forfeited balances of terminated participants’ non-vested accounts may be used to pay Plan expenses, to reduce the Companies’ contributions to the Plan, or to restore forfeited accounts of previously terminated participants who subsequently resumed employment with the Companies.

Vesting

Participants are always fully vested in their individual contributions, the Companies’ matching contributions, and actual earnings thereon.

The non-elective employer contributions account will vest in accordance with the following schedule:

Years of Service	Percentage
1	0%
2	20%
3	40%
4	66%
5	100%

Participants become immediately vested in the non-elective employer contribution upon reaching age 60 while employed by the Companies, at death, or upon termination of employment due to permanent disability.

Payment of Benefits

The Plan provides for lump-sum distributions of the vested value of a participant’s account upon death, permanent disability, or termination of employment. The Plan also provides for installment distributions in limited instances. Hardship withdrawals are permitted if certain criterion are met.

Notes Receivable from Participants

Participants may obtain up to two loans for a minimum of $1,000 each and a maximum amount equal to the lesser of $50,000 reduced by the highest outstanding loan balance in the previous 12 months, or 50% of the participant’s vested account balance. Loan terms range from 1 to 5 years, or up to 15 years if the proceeds are used for the purchase of a primary residence. The loans are secured by the balance of the participant’s account and bear interest at a fixed rate (prime plus 1%) determined at the time of the loan. Principal and accrued interest is repaid ratably through payroll deductions.

Plan Termination

Although it has not expressed any intent to do so, the Companies have the right under the Plan to discontinue its contributions at any time and to terminate the Plan subject to the provisions of ERISA. In the event of a Plan termination, participants will become 100% vested in their accounts.

Administrative Expenses

The Company pays all administrative expenses except for the quarterly recordkeeping fees, certain investment fees and loan fees, which are deducted from the affected participant’s account.

Forfeitures

The unallocated forfeitures related to non-vested accounts at December 31, 2025 and 2024 are $6,146 and $11,549, respectively. Subsequent to year end, the Companies used $11,200 and $11,000 of forfeitures to reduce the Companies’ non-elective employer contributions for the Plan years ended December 31, 2025 and 2024, respectively.